Prospectus Supplement
John Hancock Variable Insurance Trust
Active Bond Trust (the fund)
Supplement dated April 28, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective April 24, 2025 (the Effective Date), Spencer Godfrey is added as an associate portfolio manager of the fund. David A. Bees, CFA, Jeffrey N. Given, CFA, Howard C. Greene, CFA, Connor Minnaar, CFA and Pranay Sonalkar, CFA continue as portfolio managers of the fund, and together with Spencer Godfrey are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information is added under the heading “Portfolio management” in the “Fund summary” section for the fund:
Spencer Godfrey
Associate Portfolio Manager
Managed fund since 2025
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.